UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2012

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11605	95-4545390
(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street Burbank, California	91521
(Address of principal executive offices)	(Zip Code)

(818) 560-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(e) On March 13, 2012, the shareholders of the Registrant approved an amendment to the Registrant’s 2011 Stock Incentive Plan (the “2011 Plan”) at the Registrant’s annual meeting of shareholders. The amendment increased the number of shares authorized under the Registrant’s plans by 15.0 million shares.

The 2011 Plan, as amended and restated is filed as Exhibit 10.1 to this Report and the terms thereof are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a-b) The final results of voting on each of the matters submitted to a vote of security holders during the Registrant’s annual meeting of shareholders on March 13, 2012 are as follows.

	For	Against	Abstentions	Broker Non-Votes
1. Election of Directors:
Susan E. Arnold	1,150,376,941	171,244,364	3,355,931	202,806,871
John S. Chen	1,149,839,357	171,673,470	3,464,409	202,806,871
Judith L. Estrin	1,091,462,527	231,697,182	1,817,527	202,806,871
Robert A. Iger	1,281,773,548	40,728,001	2,475,687	202,806,871
Fred H. Langhammer	1,121,429,869	200,114,568	3,432,799	202,806,871
Aylwin B. Lewis	972,636,850	348,677,726	3,662,660	202,806,871
Monica C. Lozano	1,310,708,799	12,596,181	1,672,256	202,806,871
Robert W. Matschullat	1,093,255,228	229,813,716	1,908,292	202,806,871
Sheryl Sandberg	1,092,388,559	230,746,763	1,841,914	202,806,871
Orin C. Smith	1,178,610,893	144,620,835	1,745,508	202,806,871

Under the Registrant’s Bylaws, each of the directors was elected, having received more votes “for” than “against.”

	For	Against	Abstentions
2. Ratification of PricewaterhouseCoopers LLP as registered public accountants	1,511,729,455	13,728,007	2,326,645

Under the Registrant’s Bylaws, the selection of the auditors was ratified, having received “for” votes from more than a majority of shares cast for, against or abstain.

	For	Against	Abstentions	Broker Non-Votes
3. Approval of an amendment to the 2011 Stock Incentive Plan	1,103,431,957	217,442,373	4,102,906	202,806,871

Under the Registrant’s Bylaws, the amendment to the plan was approved, having received “for” votes from more than a majority of shares cast for, against or abstain.

	For	Against	Abstentions	Broker Non-Votes
4. Approval of the advisory vote on executive compensation	749,551,827	567,474,810	7,950,599	202,806,871

Under the Registrant’s Bylaws, the proposal was approved, having received “for” vote from more than a majority of shares cast for, against or abstain.

Item 9.01	Exhibits

Exhibit 10.1     The Amended and Restated 2011 Stock Incentive Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Roger J. Patterson
Roger J. Patterson
Associate General Counsel and Assistant Secretary
Registered In-House Counsel

Dated: March 16, 2012

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